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                                                                        EX-23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS







As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statements Nos. 333-23630 and 333-28003.





                                                        ARTHUR ANDERSEN LLP


Chicago, Illinois
March 27, 1998